EXHIBIT 10.2
SECOND AMENDMENT TO LOAN AGREEMENT AND JOINDER
     This Second Amendment to Loan Agreement and Joinder (this “Amendment”), dated as of March 14, 2008, is by and among DIVERSICARE PARIS, LLC, a Delaware limited liability company (the “New Borrower”), those certain entities set forth on Schedule 1 hereto, which are signatories hereto (such entities, collectively, the “Original Borrower” and together with the New Borrower, individually and collectively, the “Borrower”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the “Lender”).
RECITALS
     A. Original Borrower and Lender are parties to that certain Loan Agreement dated as of August 10, 2007 as amended by First Amendment to Loan Agreement (the “First Amendment”) dated as of December 18, 2007 (as amended, restated, supplemented and otherwise modified, the “Loan Agreement”).
     B. The Original Borrower and Lender desire to amend certain terms and provisions of the Loan Agreement on the terms and conditions set forth herein.
     C. The Lender desires that the New Borrower execute this Amendment for the purpose of acknowledging that it is a Borrower under the Loan Agreement.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
     1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby.
     2. Joinder and Assumption. From and after the date hereof, New Borrower hereby absolutely and unconditionally (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Financing Agreements (including, without limitation, the Liabilities), and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting the Borrower with respect to the Loan Agreement and each other Financing Agreements and all of the representations and warranties contained in the Loan Agreement and the other Financing Agreements. From and after the date hereof, any reference to the term “Borrower” in the Loan Agreement and each other Financing Agreement shall also include the New Borrower.
     3. Amendments to Loan Agreement. Subject to the terms and conditions contained herein, the Borrower and the Lender hereby amend the Loan Agreement as follows:

          (a) The definition of “Omega Master Lease Agreement” set forth in Section 1.1 of the Loan Agreement is hereby amended to (i) delete the word “and” immediately preceding clause (e) thereof and (ii) add the following new clauses (f) immediately following such clause (e): “and (f) that certain Sixth Amendment to Consolidated, Amended and Restated Master Lease dated as of March 14, 2008, by and between DLC and Omega.”
          (b) The definition of “Adjusted Leased Asset EBITDA” set forth in Section 1.1 of the Loan Agreement, as amended and restated in the First Amendment, is hereby further amended to add the following sentence to that definition:
“For purposes of determining Adjusted Leased Asset EBITDA, overhead costs of Diversicare Management Services, Co. and Parent shall be allocated on the basis of revenues of the Leased Assets in proportion to total consolidated revenues.”
          (c) The definition of “Leased Asset Adjusted EBITDA” currently set forth in Section 1.1 of the Loan Agreement is hereby deleted.
          (d) Section 12.12 of the Loan Agreement is hereby amended to delete the contact information for Lender and substitute in lieu thereof the following new contact information:
Bank of America, N.A.
414 Union Street
Nashville, Tennessee
Attention: Gail Banasiak
Telephone No.: (615) 749-4607
Facsimile No.: (615) 749-4951
          (e) Schedule 1 of the Loan Agreement is hereby amended to include the following new final row in the table set forth therein:

Diversicare Paris, LLC	Delaware limited	1621 Galleria Boulevard
	liability company	Brentwood, TN 37027
          (f) Schedule 1.1(a) of the Loan Agreement is hereby amended to include a reference to (i) “Parkview Care Center” and (ii) “Paris Healthcare and Rehabilitation Center or such other name(s) as communicated in writing by the Borrower to the Lender” under the “Texas” heading.
          (g) The first paragraph of Schedule 1.1(e) of the Loan Agreement is hereby amended to delete the reference to “and as further amended by that certain Fifth Amendment to Consolidated Amendment, Amended and Restated Master Lease dated as of August 10, 2007” and substitute in lieu thereof a reference to “, as further amended by that certain Fifth Amendment to Consolidated Amendment, Amended and Restated Master Lease dated as of August 10, 2007 and as further amended by that certain Sixth Amendment to Consolidated Amendment, Amended and Restated Master Lease dated as of March 14, 2008 (the ‘Sixth Amendment’).”

          (h) Section (b) of Schedule 1.1(e) of the Loan Agreement is hereby amended to delete the reference to “August 3, 2007” and substitute in lieu thereof a reference to “August 3, 2007, as amended by that certain First Amendment to Master Sublease dated ___, 2009 (adding Paris Healthcare and Rehabilitation Center, or such other name(s) as communicated to the Lender by Borrower in writing).”
          (i) Section (b) of Schedule 1.1(e) of the Loan Agreement is hereby further amended to include the following new clause (viii):
“(viii)	Sublease dated ___, 2009, by Diversicare Texas I, LLC, as Master Sublessor, and Diversicare Paris, LLC, as Sublessee, with respect to the Paris Healthcare and Rehabilitation Center (or such other name(s) as communicated in writing by the Borrower to the Lender).”
          (j) Schedule 1.1(e) of the Loan Agreement is hereby further amended to include the following new paragraphs 3 and 4:
“3. Single Facility Lease (Paris, Texas) dated October 31, 2007 by and between Long Term Care Associates–Texas, Inc., a Texas corporation, as Lessor, and New Borrower, as Lessee, as amended by First Amendment to Single Facility Lease (Paris, Texas) dated March 14, 2008.
4. Lease Agreement dated as of March 18, 2005 by and between Health Care Ventures, Inc., as Lessor, and Diversicare Leasing Corp., as Lessee, for Martin Health Care in Martin, Tennessee.”
     (k) Schedule 7.8 of the Loan Agreement is hereby amended to include the following references in appropriate alphabetical order:
“Diversicare Paris, LLC (i) is qualified to do business, and does business, as a foreign limited liability company in the State of Texas under the name ‘Parkview Care Center’ and, (ii) if Borrower delivers written notice to the Lender that it intends for Diversicare Paris, LLC to do business under another name (or other names) upon execution of the Sixth Amendment by the parties thereto or thereafter, will be qualified to do business under such other name(s).”
     4. Conditions Precedent. The amendments contained in Section 3 hereof are subject to, and contingent upon, the prior or contemporaneous satisfaction of the following conditions precedent:
          (a) The Borrower and Lender shall have executed and delivered to each other this Amendment,
          (b) The Borrower and Lender shall have executed and delivered to each other that certain Joinder No. 1 to Revolving Loan Note of even date herewith.

          (c) The Borrower, Lender and Sterling Acquisition Corp., a Kentucky corporation, shall have amended the Omega-Sterling Intercreditor Agreement in form and substance reasonably satisfactory to the Lender, and
          (d) The Borrower shall have delivered to the Lender correct and complete copies of the resolutions of the Borrower Agent authorizing or ratifying the execution, delivery and performance by the Borrower of this Amendment.
     5. Acknowledgment; Post-Amendment Deliveries.
          (a) Promptly upon execution thereof, but in any event, on or before April 30, 2008, the Borrower shall have delivered to the Lender correct and complete copies of the Sixth Amendment to Consolidated Amendment, Amended and Restated Master Lease by and between DLC and Omega.
          (b) Promptly upon execution thereof, the Borrower shall deliver to the Lender correct and complete copies of the Sublease by Diversicare Texas I, LLC, as Master Sublessor, and Diversicare Paris, LLC, as Sublessee, with respect to the Paris Healthcare and Rehabilitation Center or such other facility name(s) as communicated in writing by the Borrower to the Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Paris Sublease” and the facility subleases thereunder, the “New Paris Facility”).
          (c) Borrower and Lender acknowledge and agree (i) that upon execution thereof by the parties thereto, the Paris Sublease will be a Commercial Lease and Restricted Agreement; (ii) that certain Single Facility Lease dated October 31, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Single Facility Lease”) by and between Long Term Care Associates – Texas, Inc., a Texas corporation, and New Borrower is a Commercial Lease and a Restricted Agreement and (iii) that ninety (90) days following the completion of construction and licensing of the New Paris Facility for its intended use as a skilled nursing facility, the Single Facility Lease shall be terminated and of no further force or effect, if not sooner terminated by the parties thereto.
     6. Reference to and Effect on the Loan Agreement.
          (a) Except as expressly provided herein, the Loan Agreement and all of the other Financing Agreements shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed.
          (b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Lender under the Loan Agreement or any of the other Financing Agreements, or (ii) any Default or Event of Default under the Loan Agreement.
     7. Costs, Expenses and Taxes. Without limiting the obligation of the Borrower to reimburse the Lender for costs, fees, disbursements and expenses incurred by the Lender as specified in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs, fees, disbursements and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.
     8. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment:
          (a) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. This Amendment has been duly authorized by all necessary action of the Borrower. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors’ rights generally and general principles of equity;
          (b) The Borrower’s representations contained in Section 7 of the Loan Agreement are true and correct in all material respects (without duplication of materiality) on and as of the date hereof (unless expressly related to an earlier date, in which case such representations shall be true and correct as of such earlier date); and
          (c) No Default or Event of Default has occurred and is continuing.
     9. Reference to Loan Agreement; No Waiver.
          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Loan Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. The term “Financing Agreements” as defined in Section 1.1 of the Loan Agreement shall include (in addition to the Financing Agreements described in the Loan Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.
          (b) The Lender’s failure, at any time or times hereafter, to require strict performance by the Borrower of any provision or term of the Loan Agreement, this Amendment or the other Financing Agreements shall not waive, affect or diminish any right of the Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by the Lender of a breach of this Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Amendment, shall be deemed to have been suspended or waived by the Lender unless such suspension or waiver is: (i) in writing and signed by the Lender, and (ii) delivered to the Borrower. In no event shall the Lender’s execution and delivery of this Amendment establish a course of dealing among the Lender, the Borrower or any other obligor or in any other way obligate the Lender to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification (except as expressly provided herein) or waiver of any other term or condition of the Loan Agreement or of any other Financing Agreement, or (B) to prejudice any right or remedy that the Lender may now have under or in connection with the Loan Agreement or any of the other Financing Agreements.
     10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Lender and each of the other parties hereto and their respective successors and assigns; provided, however, the Borrower may not assign this Amendment or any of the Borrower’s rights hereunder without the Lender’s prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Lender and the Borrower.
     11. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment.
     12. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Illinois, and the rights and obligations of the parties hereunder shall be construed in accordance with and be enforced and governed by the internal laws of the State of Illinois, without regard to conflict of law or choice of law principles.
     13. Counterparts; Facsimile or Other Electronic Transmission. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic transmission shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic transmission shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.
***Signature Page Follows***

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Loan Agreement and Joinder to be duly executed and delivered as of the date first above written.

BORROWER:

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, as Borrower Agent

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

ADVOCAT FINANCE, INC., a Delaware corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, a Tennessee limited liability company

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE LEASING CORP., a Tennessee corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE GOLFCREST, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE GOLFVIEW, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE SOUTHERN PINES, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

	By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

	By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BRIARCLIFF, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE CHISOLM, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HARTFORD, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HILLCREST, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE LAMPASAS, LLC, a Delaware limited liability company

BY:DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE PINEDALE, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE YORKTOWN, LLC, a Delaware limited liability company

BY:DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BALLINGER, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE DOCTORS, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ESTATES, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HUMBLE, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE KATY, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE NORMANDY TERRACE, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE TEXAS I, LLC, a Delaware limited liability company

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE TREEMONT, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ROSE TERRACE, LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE PARIS, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

LENDER:

LASALLE BANK NATIONAL ASSOCIATION

	By:	Bank of America, N.A.
Its:

	By:	/s/ Khuzaim Shakir

Khuzaim Shakir
Senior Vice President

SCHEDULE 1
2. BORROWERS
Advocat Ancillary Services, Inc.
Advocat Finance, Inc.
Diversicare Management Services Co.
Advocat Distribution Services, Inc.
Diversicare Assisted Living Services, Inc.
Diversicare Assisted Living Services NC, LLC
Diversicare Leasing Corp.
Sterling Health Care Management, Inc.
Senior Care Cedar Hills, LLC
Senior Care Golfcrest, LLC
Senior Care Golfview, LLC
Senior Care Florida Leasing, LLC
Senior Care Southern Pines, LLC
Diversicare Afton Oaks, LLC
Diversicare Assisted Living Services NC I, LLC
Diversicare Assisted Living Services NC II, LLC
Diversicare Briarcliff, LLC
Diversicare Chisolm, LLC
Diversicare Hartford, LLC
Diversicare Hillcrest, LLC,
Diversicare Lampasas, LLC
Diversicare Pinedale, LLC
Diversicare Windsor House, LLC
Diversicare Yorktown, LLC
Diversicare Ballinger, LLC
Diversicare Doctors, LLC
Diversicare Estates, LLC
Diversicare Humble, LLC
Diversicare Katy, LLC
Diversicare Normandy Terrace, LLC
Diversicare Texas I, LLC
Diversicare Treemont, LLC
Diversicare Rose Terrace, LLC